UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

                              TEMPLETON FUNDS, INC.
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (954) 527-7500
                                                             -------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 2/28/07
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.




                                [GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2007
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER                  |    GLOBAL
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                TEMPLETON WORLD FUND                   FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .........................................................   1

SEMIANNUAL REPORT

Templeton World Fund .......................................................   3

Performance Summary ........................................................   8

Your Fund's Expenses .......................................................  11

Financial Highlights and Statement of Investments ..........................  13

Financial Statements .......................................................  23

Notes to Financial Statements ..............................................  26

Shareholder Information ....................................................  35

--------------------------------------------------------------------------------
Semiannual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton World Fund covers the period ended February 28, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Templeton World Fund - Class A posted a +9.87% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +10.58% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 8. For the 10-year period ended February 28, 2007, Templeton World Fund - Class A delivered a +149.68% cumulative total return, compared with the MSCI World Index's +114.01% cumulative total return for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The global economy remained solid during the six months under review, despite earlier concerns of a U.S.-led global slowdown. Gross domestic product growth accelerated in Europe underpinned by strong exports and internal demand, while it slowed in the U.S. mainly due to cooler activity in the housing and auto sectors.

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 2/28/07, the Fund's Class A 10-year average annual total return not including sales charges was +9.58%, compared with the +7.91% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

North America                                                              36.3%
Europe                                                                     31.8%
Asia                                                                       23.1%
Middle East & Africa                                                        2.1%
Latin America                                                               0.4%
Australia & New Zealand                                                     0.1%
Short-Term Investments & Other Net Assets                                   6.2%

TOP 10 COUNTRIES
Based on Equity Securities
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                       33.2%
--------------------------------------------------------------------------------
U.K.                                                                       14.0%
--------------------------------------------------------------------------------
Japan                                                                       7.7%
--------------------------------------------------------------------------------
Hong Kong                                                                   5.3%
--------------------------------------------------------------------------------
Germany                                                                     4.2%
--------------------------------------------------------------------------------
South Korea                                                                 4.0%
--------------------------------------------------------------------------------
France                                                                      3.2%
--------------------------------------------------------------------------------
Taiwan                                                                      3.0%
--------------------------------------------------------------------------------
Netherlands                                                                 3.0%
--------------------------------------------------------------------------------
Bermuda                                                                     2.4%
--------------------------------------------------------------------------------

The economic drivers remained consistent with those of the past four years: strong corporate and consumer demand, reasonably low inflation, improving labor markets and a relatively moderate, though higher, interest rate environment. Overall, global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant and continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasury securities narrowed, and equity and commodity markets rose. A shift toward greater risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions throughout the period to hold the federal funds target rate at 5.25%, as well as with lower oil prices compared with the $77 per-barrel high reached in July 2006.

Narrowing corporate credit spreads globally indicated greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, almost double the record set in 2005 and 20 times greater than a decade ago. 3 The heightened merger activity continued in 2007.

With this economic backdrop, the non-U.S. equity markets -- including emerging markets that remained a major magnet for global fund flows -- led global equity markets to end the period with strong total returns. Stock market indexes in the U.S. and most European countries reached six-year highs during the reporting period, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs. As the period ended, however, equity prices fell from their highs as uncertainties about the U.S. economy and a decline in China's stock market led many investors to reassess their risk profiles.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

2. Source: "Can M&A's 'Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Sources: Thomson Financial; "TPG tops buy-out league with $101bn," FINANCIAL TIMES, 12/27/06.


4 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, it was notable that on a country basis the U.S. contributed most to absolute Fund performance relative to the benchmark MSCI World Index. This was mostly due to stock selection although the Fund also benefited from its underweighted country exposure as many foreign markets outperformed the U.S. market. For the six months under review, equities in China rose +32.59%, Indonesia +15.71%, Spain +22.30% and Germany +18.86%, compared with the MSCI USA Index's return of +9.41% for the same period. 4 The number of U.S.-based companies on our bargain list increased almost 50% since the end of 2004, and at period-end, we continued to believe valuations were attractive. Moreover, several of these holdings have been among the Fund's strongest performers.

Consistent with our investment strategy, we actively sought opportunities where we believed expectations were the lowest. On absolute and relative bases, the Fund benefited from several of its TMT (technology, media and telecommunications) holdings. 5 Many TMT stocks that were once market leaders have since lagged the broad market until recently. Microsoft led technology sector contributors to absolute Fund performance, as the company reported record sales in its fiscal fourth quarter of 2006 and yearly net income that exceeded sales in 1997. Other technology company holdings that contributed to performance were Cadence Design Systems and Accenture. In 2005, media was one of the MSCI World Index's worst performing industries, but due to large-scale stock repurchases coupled with good performance, several of our overweighted industry holdings such as News Corp., EchoStar Communications, Time Warner, DIRECTV and Comcast were among the Fund's top contributors to performance. The Fund also benefited from its investments in telecommunications companies France Telecom, Telenor and Vodafone during the reporting period.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six

4. Source: Standard & Poor's Micropal. The MSCI All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. Country equity returns are from country subindexes of the MSCI AC World Index.

5. Technology holdings are in the communications equipment, computers and peripherals, electronic equipment and instruments, IT Services, office electronics, semiconductors and semiconductor equipment, and software industries in the SOI. Telecommunications holdings are in the diversified telecommunication services and wireless telecommunication services industries in the SOI.

TOP 10 CONTRIBUTORS TO PERFORMANCE
9/1/06-2/28/07

--------------------------------------------------------------------------------
COMPANY
SECTOR/INDUSTRY, COUNTRY
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.
  CAPITAL MARKETS, U.S.
--------------------------------------------------------------------------------
The DIRECTV Group Inc.
  MEDIA, U.S.
--------------------------------------------------------------------------------
Qantas Airways Ltd.*
  AIRLINES, AUSTRALIA
--------------------------------------------------------------------------------
News Corp., A
  MEDIA, U.S.
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
  REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
France Telecom SA
  DIVERSIFIED TELECOMMUNICATION SERVICES,
  FRANCE
--------------------------------------------------------------------------------
EchoStar Communications Corp., A
  MEDIA, U.S.
--------------------------------------------------------------------------------
Reliance Industries Ltd.
  OIL, GAS & CONSUMABLE FUELS, INDIA
--------------------------------------------------------------------------------
Microsoft Corp.
  SOFTWARE, U.S.
--------------------------------------------------------------------------------
Time Warner Inc.
  MEDIA, U.S.
--------------------------------------------------------------------------------

*     Sold during the reporting period.


                                                           Semiannual Report | 5

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Media                                                                      10.4%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             7.8%
--------------------------------------------------------------------------------
Insurance                                                                   7.5%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 7.1%
--------------------------------------------------------------------------------
Software                                                                    6.6%
--------------------------------------------------------------------------------
Commercial Banks                                                            6.1%
--------------------------------------------------------------------------------
Diversified Financial Services                                              5.2%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      4.7%
--------------------------------------------------------------------------------
Real Estate                                                                 4.2%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.0%
--------------------------------------------------------------------------------

months ended February 28, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

On a country basis, our investments in Japan detracted most from absolute and positive performance during the period mainly due to stock selection. For the six months under review, Mitsubishi UFJ Financial and Sumitomo Mitsui Financial underperformed not only the global markets but their financial peers as well. Investor concerns included the sustainability of the Japanese economic recovery and Japanese banks' lending and borrowing activities. Despite these companies' poor recent performance, our analysis indicates Japan's recovery is still on track and that economic activity is rebounding, which we think could benefit these companies. At period-end, following our investment strategy, we maintained positions in both companies as our outlook remained positive.

In our view, some of the most undervalued stocks with the lowest investor expectations were large capitalization companies, many of which are well known. Large companies are often not as responsive to market upturns as many of their smaller-sized counterparts, which is sometimes a drawback for investors focused on shorter-term returns. Many large-cap companies are components of widely followed indexes and considered "bid-proof," meaning that they would be unlikely takeover targets and, therefore, a premium is not priced into their shares on hopes for future acquisition. At period-end, several of these stocks were large Fund holdings such as BP, GlaxoSmithKline (GSK) and Vodafone. Although Vodafone performed well and was a strong contributor to performance, GSK's stock price performance was mostly flat during the review period, contributing little to Fund performance. In addition, BP was among the leading detractors from performance as its shares lost value. Despite GSK's and BP's lackluster performances, at period-end, our outlook for them remained positive as in our analysis they were cheap by most statistical measures. Vodafone, GSK and BP have reduced the number of shares outstanding over the past three years. History shows that companies that have bought back shares have often outperformed when shares are cheap and capital discipline is employed -- which is true for our three examples.


6 | Semiannual Report

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

[PHOTO]    /s/ Jeffrey A. Everett

           Jeffrey A. Everett, CFA
           Portfolio Manager
           Templeton World Fund

TOP 10 EQUITY HOLDINGS
2/28/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                                 3.5%
  REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.8%
  SOFTWARE, U.S.
--------------------------------------------------------------------------------
News Corp., A                                                               2.4%
  MEDIA, U.S.
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group Inc.                                        2.0%
  COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         2.0%
  PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
ING Groep NV                                                                2.0%
  DIVERSIFIED FINANCIAL SERVICES,
  NETHERLANDS
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group Inc.                                         1.8%
  COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, A & B                                                1.8%
  OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
KKR Private Equity Investors LP                                             1.7%
  DIVERSIFIED FINANCIAL SERVICES,
  GUERNSEY ISLANDS
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd., ord. & pfd.                                   1.6%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMWX)                                       CHANGE         2/28/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         -$0.10         $19.36         $19.46
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
---------------------------------------------------------------------------------------------------
Dividend Income                               $0.3437
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                       $0.0720
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.5252
---------------------------------------------------------------------------------------------------
       TOTAL                                  $1.9409
---------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TWDBX)                                       CHANGE         2/28/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         +$0.01         $19.09         $19.08
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
---------------------------------------------------------------------------------------------------
Dividend Income                               $0.1367
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                       $0.0720
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.5252
---------------------------------------------------------------------------------------------------
       TOTAL                                  $1.7339
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEWTX)                                       CHANGE         2/28/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         -$0.02         $18.84         $18.86
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
---------------------------------------------------------------------------------------------------
Dividend Income                               $0.1505
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                       $0.0720
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.5252
---------------------------------------------------------------------------------------------------
       TOTAL                                  $1.7477
---------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TWDAX)                                 CHANGE         2/28/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         -$0.12         $19.36         $19.48
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
---------------------------------------------------------------------------------------------------
Dividend Income                               $0.3889
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                       $0.0720
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.5252
---------------------------------------------------------------------------------------------------
       TOTAL                                  $1.9861
---------------------------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH            1-YEAR            5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +9.87%           +15.69%           +85.46%           +149.68%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +3.54%            +9.03%           +11.82%             +8.94%
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $10,354           $10,903           $17,481            $23,537
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                 +8.82%           +10.94%             +9.10%
-------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                 1.06%
-------------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH            1-YEAR            5-YEAR       INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +9.49%           +14.85%           +78.70%            +94.18%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +5.49%           +10.85%           +12.06%             +8.47%
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $10,549           $11,085           $17,670            $19,418
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                +10.55%           +11.16%             +8.52%
-------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                        1.82%
-------------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH            1-YEAR            5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                        +9.46%           +14.82%           +78.52%           +131.32%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +8.47%           +13.82%           +12.29%             +8.75%
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $10,847           $11,382           $17,852            $23,132
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                +13.52%           +11.42%             +8.92%
-------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                        1.82%
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                                6-MONTH            1-YEAR            5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +10.01%           +15.96%           +85.89%           +150.25%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +10.01%           +15.96%           +13.20%             +9.61%
-------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,001           $11,596           $18,589            $25,025
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                +15.72%           +12.32%             +9.78%
-------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                        0.82%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative total return of Advisor Class shares was +10.57%.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                            VALUE 9/1/06          VALUE 2/28/07    PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,098.70               $5.41
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,019.64               $5.21
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,094.90               $9.35
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,015.87               $9.00
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,094.60               $9.35
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,015.87               $9.00
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,100.10               $4.22
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,020.78               $4.06
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.04%; B: 1.80%; C: 1.80%; and Advisor: 0.81%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton World Fund

FINANCIAL HIGHLIGHTS

                                        ------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                        FEBRUARY 28, 2007                            YEAR ENDED AUGUST 31,
CLASS A                                    (UNAUDITED)          2006           2005           2004           2003          2002
                                        ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ..     $    19.46       $    18.92     $    16.78     $    15.12     $    13.64    $    14.70
                                            --------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..............           0.06             0.28           0.25           0.22           0.18          0.17

 Net realized and unrealized gains
 (losses) .............................           1.78             2.23           3.46           1.74           1.46         (0.96)
                                            --------------------------------------------------------------------------------------
Total from investment operations ......           1.84             2.51           3.71           1.96           1.64         (0.79)
                                            --------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ................          (0.34)           (0.27)         (0.32)         (0.30)         (0.16)        (0.27)

 Net realized gains ...................          (1.60)           (1.70)         (1.25)            --             --            --
                                            --------------------------------------------------------------------------------------
Total distributions ...................          (1.94)           (1.97)         (1.57)         (0.30)         (0.16)        (0.27)
                                            --------------------------------------------------------------------------------------
Redemption fees .......................             -- d             -- d           -- d           -- d           -- d          --
                                            --------------------------------------------------------------------------------------
Net asset value, end of period ........     $    19.36       $    19.46     $    18.92     $    16.78     $    15.12    $    13.64
                                            ======================================================================================

Total return c ........................           9.87%           14.92%         23.91%         13.10%         12.27%        (5.43)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....     $9,153,801       $8,627,348     $7,988,364     $6,924,779     $6,419,826    $6,161,235

Ratios to average net assets:

 Expenses .............................           1.04% e,f        1.06% f        1.08% f        1.11% f        1.11%         1.08%

 Net investment income ................           0.59%            1.49%          1.41%          1.32%          1.40%         1.15%

Portfolio turnover rate ...............          17.34%           35.41%         24.13%         37.58%         43.91%        44.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton World Fund

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  FEBRUARY 28, 2007                      YEAR ENDED AUGUST 31,
CLASS B                                              (UNAUDITED)       2006          2005          2004          2003        2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $ 19.08       $ 18.61       $ 16.53       $ 14.92       $ 13.46     $ 14.51
                                                       ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .................        (0.02)         0.13          0.12          0.10          0.09        0.06

 Net realized and unrealized gains (losses) .....         1.77          2.20          3.41          1.71          1.44       (0.95)
                                                       ---------------------------------------------------------------------------
Total from investment operations ................         1.75          2.33          3.53          1.81          1.53       (0.89)
                                                       ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................        (0.14)        (0.16)        (0.20)        (0.20)        (0.07)      (0.16)

 Net realized gains .............................        (1.60)        (1.70)        (1.25)           --            --          --
                                                       ---------------------------------------------------------------------------
Total distributions .............................        (1.74)        (1.86)        (1.45)        (0.20)        (0.07)      (0.16)
                                                       ---------------------------------------------------------------------------
Redemption fees .................................           -- d          -- d          -- d          -- d          -- d        --
                                                       ---------------------------------------------------------------------------
Net asset value, end of period ..................      $ 19.09       $ 19.08       $ 18.61       $ 16.53       $ 14.92     $ 13.46
                                                       ===========================================================================

Total return c ..................................         9.49%        14.03%        22.99%        12.24%        11.46%      (6.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $65,628       $64,381       $60,564       $49,419       $37,166     $29,311

Ratios to average net assets:

 Expenses .......................................         1.80% e,f     1.82% f       1.83% f       1.86% f       1.86%       1.83%

 Net investment income (loss) ...................        (0.17)%        0.73%         0.66%         0.57%         0.65%       0.40%

Portfolio turnover rate .........................        17.34%        35.41%        24.13%        37.58%        43.91%      44.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton World Fund

                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   FEBRUARY 28, 2007                    YEAR ENDED AUGUST 31,
CLASS C                                               (UNAUDITED)       2006         2005         2004         2003        2002
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  18.86       $  18.42     $  16.37     $  14.77     $  13.31    $  14.34
                                                       --------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .................         (0.02)          0.14         0.11         0.09         0.09        0.06

 Net realized and unrealized gains (losses) .....          1.75           2.16         3.38         1.70         1.43       (0.94)
                                                       --------------------------------------------------------------------------
Total from investment operations ................          1.73           2.30         3.49         1.79         1.52       (0.88)
                                                       --------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................         (0.15)         (0.16)       (0.19)       (0.19)       (0.06)      (0.15)

 Net realized gains .............................         (1.60)         (1.70)       (1.25)          --           --          --
                                                       --------------------------------------------------------------------------
Total distributions .............................         (1.75)         (1.86)       (1.44)       (0.19)       (0.06)      (0.15)
                                                       --------------------------------------------------------------------------
Redemption fees .................................            -- d           -- d         -- d         -- d         -- d        --
                                                       --------------------------------------------------------------------------
Net asset value, end of period ..................      $  18.84       $  18.86     $  18.42     $  16.37     $  14.77    $  13.31
                                                       ==========================================================================

Total return c ..................................          9.46%         14.03%       23.00%       12.24%       11.46%      (6.15)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $441,488       $407,087     $351,430     $295,009     $270,417    $264,751

Ratios to average net assets:

 Expenses .......................................          1.80% e,f      1.82% f      1.83% f      1.86% f      1.86%       1.83%

 Net investment income (loss) ...................         (0.17)%         0.73%        0.66%        0.57%        0.65%       0.40%

Portfolio turnover rate .........................        17.340%         35.41%       24.13%       37.58%       43.91%      44.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton World Fund

                                                           --------------------------------
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                           FEBRUARY 28, 2007     AUGUST 31,
ADVISOR CLASS                                                 (UNAUDITED)          2006 g
                                                           --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................       $  19.48          $  19.38
                                                                --------------------------
Income from investment operations a:

 Net investment income b ................................           0.08              0.11

 Net realized and unrealized gains (losses) .............           1.79             (0.01)
                                                                --------------------------
Total from investment operations ........................           1.87              0.10
                                                                --------------------------
Less distributions from:

 Net investment income ..................................          (0.39)               --

 Net realized gains .....................................          (1.60)               --
                                                                --------------------------
Total distributions .....................................          (1.99)               --
                                                                --------------------------
Redemption fees .........................................             -- d              -- d
                                                                --------------------------
Net asset value, end of period ..........................       $  19.36          $  19.48
                                                                ==========================

Total return c ..........................................          10.01%             0.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................       $170,795          $ 31,804

Ratios to average net assets:

 Expenses ...............................................           0.81% e,f         0.82% e,f

 Net investment income ..................................           0.82%             1.73% e

Portfolio turnover rate .................................          17.34%            35.41%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period May 15, 2006 (effective date) to August 31, 2006.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton World Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                INDUSTRY                        SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 93.8%
  COMMON STOCKS AND OTHER EQUITY INTERESTS 92.3%
  BERMUDA 2.4%
  ACE Ltd. ...................................                  Insurance                      2,632,765          $   147,856,082
  XL Capital Ltd., A .........................                  Insurance                      1,230,052               87,333,692
                                                                                                                  ---------------
                                                                                                                      235,189,774
                                                                                                                  ---------------
  FINLAND 1.4%
  UPM-Kymmene OYJ ............................           Paper & Forest Products               5,421,310              141,344,203
                                                                                                                  ---------------
  FRANCE 3.2%
  France Telecom SA ..........................    Diversified Telecommunication Services       4,961,280              134,388,288
  Sanofi-Aventis .............................               Pharmaceuticals                   1,652,895              140,361,536
  Societe BIC SA .............................        Commercial Services & Supplies             621,001               42,423,474
                                                                                                                  ---------------
                                                                                                                      317,173,298
                                                                                                                  ---------------
  GERMANY 4.2%
  Deutsche Post AG ...........................           Air Freight & Logistics               3,158,400              101,375,164
a Infineon Technologies AG ...................   Semiconductors & Semiconductor Equipment      6,869,570              105,377,262
  Siemens AG .................................           Industrial Conglomerates              1,183,870              124,777,384
  TUI AG .....................................        Hotels, Restaurants & Leisure            3,665,830               85,384,319
                                                                                                                  ---------------
                                                                                                                      416,914,129
                                                                                                                  ---------------
  GUERNSEY ISLANDS 1.7%
  KKR Private Equity Investors LP ............        Diversified Financial Services           6,833,380              163,864,452
                                                                                                                  ---------------
  HONG KONG 5.3%
  Cheung Kong (Holdings) Ltd. ................                 Real Estate                    28,187,451              345,756,120
  Hutchison Whampoa Ltd. .....................           Industrial Conglomerates             13,935,060              132,699,554
  New World Development Co. Ltd. .............                 Real Estate                    17,382,443               38,246,419
  Yue Yuen Industrial Holdings Ltd. ..........       Textiles, Apparel & Luxury Goods          1,050,000                3,629,516
                                                                                                                  ---------------
                                                                                                                      520,331,609
                                                                                                                  ---------------
  INDIA 1.6%
  Indian Oil Corp. Ltd. ......................         Oil, Gas & Consumable Fuels             1,579,949               14,833,361
  Reliance Industries Ltd. ...................         Oil, Gas & Consumable Fuels             4,572,880              140,450,293
                                                                                                                  ---------------
                                                                                                                      155,283,654
                                                                                                                  ---------------
  INDONESIA 0.0%
  PT Indosat Tbk .............................    Diversified Telecommunication Services         870,000                  561,900
                                                                                                                  ---------------
  ISRAEL 1.0%
a Check Point Software Technologies Ltd. .....                   Software                      4,502,950              101,676,611
                                                                                                                  ---------------
  ITALY 0.8%
  Eni SpA ....................................         Oil, Gas & Consumable Fuels             2,541,076               77,832,362
                                                                                                                  ---------------


                                                          Semiannual Report | 17

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                       SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  JAPAN 7.7%
  EBARA Corp. ................................                   Machinery                     1,671,000          $     7,852,157
a Konica Minolta Holdings Ltd. ...............              Office Electronics                 3,733,000               47,901,739
  Mitsubishi UFJ Financial Group Inc. ........               Commercial Banks                     14,695              180,204,622
  Nomura Holdings Inc. .......................                Capital Markets                  4,001,300               86,656,195
  Olympus Corp. ..............................       Health Care Equipment & Supplies            773,000               25,965,805
  Sompo Japan Insurance Inc. .................                   Insurance                     9,036,000              121,499,358
  Sumitomo Mitsui Financial Group Inc. .......               Commercial Banks                     20,423              198,694,514
  Takeda Pharmaceutical Co. Ltd. .............                Pharmaceuticals                  1,241,800               85,443,136
                                                                                                                  ---------------
                                                                                                                      754,217,526
                                                                                                                  ---------------
  NETHERLANDS 3.0%
  ING Groep NV ...............................        Diversified Financial Services           4,594,030              195,995,372
  Koninklijke Philips Electronics NV .........              Household Durables                 1,318,005               48,369,354
  Reed Elsevier NV ...........................                     Media                       2,862,245               50,599,838
                                                                                                                  ---------------
                                                                                                                      294,964,564
                                                                                                                  ---------------
  NORWAY 0.9%
  Norske Skogindustrier ASA ..................            Paper & Forest Products              1,963,130               34,315,414
  Telenor ASA ................................    Diversified Telecommunication Services       3,050,480               56,461,782
                                                                                                                  ---------------
                                                                                                                       90,777,196
                                                                                                                  ---------------
  PHILIPPINES 0.3%
  Ayala Land Inc. ............................                  Real Estate                   78,408,000               25,016,881
                                                                                                                  ---------------
  SINGAPORE 1.2%
a Flextronics International Ltd. .............      Electronic Equipment & Instruments           615,177                6,723,885
  Parkway Holdings Ltd. ......................       Health Care Providers & Services            216,000                  424,313
  Singapore Telecommunications Ltd. ..........    Diversified Telecommunication Services      30,083,261               62,619,415
  United Overseas Bank Ltd. ..................               Commercial Banks                    869,000               11,691,791
  Venture Corp. Ltd. .........................      Electronic Equipment & Instruments         4,196,000               37,936,259
                                                                                                                  ---------------
                                                                                                                      119,395,663
                                                                                                                  ---------------
  SOUTH AFRICA 1.1%
  Old Mutual PLC .............................                   Insurance                    30,316,760              104,502,998
                                                                                                                  ---------------
  SOUTH KOREA 3.8%
  Hana Financial Group Inc. ..................               Commercial Banks                    972,111               51,751,143
  Kookmin Bank ...............................               Commercial Banks                    643,433               57,788,064
a KT Corp., ADR ..............................    Diversified Telecommunication Services       2,120,300               47,664,344
  Lotte Shopping Co. Ltd. ....................               Multiline Retail                     68,380               24,735,576
  Samsung Electronics Co. Ltd. ...............   Semiconductors & Semiconductor Equipment        229,519              138,616,406
  Shinhan Financial Group Co. Ltd. ...........               Commercial Banks                    948,860               53,514,536
                                                                                                                  ---------------
                                                                                                                      374,070,069
                                                                                                                  ---------------


18 | Semiannual Report

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                       SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  SPAIN 1.5%
  Repsol YPF SA ..............................          Oil, Gas & Consumable Fuels            1,578,190          $    49,954,999
  Telefonica SA ..............................    Diversified Telecommunication Services       4,350,130               93,574,107
                                                                                                                  ---------------
                                                                                                                      143,529,106
                                                                                                                  ---------------
  SWITZERLAND 1.0%
  Ciba Specialty Chemicals AG ................                   Chemicals                     1,549,252               98,337,681
                                                                                                                  ---------------
  TAIWAN 3.0%
  Chunghwa Telecom Co. Ltd., ADR .............    Diversified Telecommunication Services       3,629,316               70,009,506
  Compal Electronics Inc. ....................            Computers & Peripherals             63,811,676               53,255,316
b Compal Electronics Inc., GDR, 144A .........            Computers & Peripherals                 24,000                  106,320
  Lite-On Technology Corp. ...................            Computers & Peripherals             49,715,244               68,636,385
  Mega Financial Holding Co. Ltd. ............               Commercial Banks                 73,723,000               48,760,500
  Taiwan Semiconductor Manufacturing
   Co. Ltd. ..................................   Semiconductors & Semiconductor Equipment     29,245,929               57,436,002
                                                                                                                  ---------------
                                                                                                                      298,204,029
                                                                                                                  ---------------
  UNITED KINGDOM 14.0%
  Alliance Boots PLC .........................           Food & Staples Retailing              2,541,265               39,286,269
  Amvescap PLC ...............................                Capital Markets                  8,386,999               98,666,033
  Aviva PLC ..................................                   Insurance                     3,261,146               52,227,636
  BAE Systems PLC ............................              Aerospace & Defense               11,670,208               99,900,579
  BP PLC .....................................          Oil, Gas & Consumable Fuels           12,441,332              127,565,794
a British Energy Group PLC ...................              Electric Utilities                 1,259,710               10,179,470
  British Sky Broadcasting Group PLC .........                     Media                      13,783,311              150,525,479
  Centrica PLC ...............................                Multi-Utilities                 12,162,090               89,087,092
  Compass Group PLC ..........................         Hotels, Restaurants & Leisure          14,996,071               88,972,761
  GlaxoSmithKline PLC ........................                Pharmaceuticals                  7,059,352              198,107,731
  Pearson PLC ................................                     Media                       9,399,292              145,439,096
  Reed Elsevier PLC ..........................                     Media                         507,524                5,905,194
  Royal Dutch Shell PLC, A ...................          Oil, Gas & Consumable Fuels            2,065,346               67,268,534
  Royal Dutch Shell PLC, B ...................          Oil, Gas & Consumable Fuels            3,316,002              107,046,995
  Vodafone Group PLC .........................      Wireless Telecommunication Services       35,409,532               98,114,301
                                                                                                                  ---------------
                                                                                                                    1,378,292,964
                                                                                                                  ---------------
  UNITED STATES 33.2%
  Abbott Laboratories ........................                Pharmaceuticals                    860,100               46,978,662
  Accenture Ltd., A ..........................                  IT Services                    3,329,760              118,872,432
  American International Group Inc. ..........                   Insurance                     1,038,600               69,690,060
a Avaya Inc. .................................           Communications Equipment              6,891,530               84,627,988
  Bristol-Myers Squibb Co. ...................                Pharmaceuticals                  3,850,250              101,608,097
a Cadence Design Systems Inc. ................                   Software                      5,351,980              106,718,481
  Chevron Corp. ..............................          Oil, Gas & Consumable Fuels            1,684,970              115,605,792
a Chico's FAS Inc. ...........................               Specialty Retail                  2,012,090               45,131,179
  CIGNA Corp. ................................       Health Care Providers & Services            571,710               81,468,675
a Comcast Corp., A ...........................                     Media                       5,610,480              142,786,716
a Convergys Corp. ............................                  IT Services                    3,164,370               81,387,596


                                                          Semiannual Report | 19

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                       SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  UNITED STATES (CONTINUED)
a The DIRECTV Group Inc. .....................                     Media                       2,014,130          $    45,438,773
a EchoStar Communications Corp., A ...........                     Media                       2,369,780               96,213,068
a Expedia Inc. ...............................           Internet & Catalog Retail               719,100               15,288,066
  Fannie Mae .................................          Thrifts & Mortgage Finance               847,248               48,064,379
  The Gap Inc. ...............................               Specialty Retail                  2,720,010               52,196,992
  General Electric Co. .......................           Industrial Conglomerates              3,946,270              137,803,748
a Interpublic Group of Cos. Inc. .............                     Media                          29,742                  374,452
  JPMorgan Chase & Co. .......................        Diversified Financial Services           3,022,290              149,301,126
  Merck & Co. Inc. ...........................                Pharmaceuticals                  2,317,100              102,323,136
  Merrill Lynch & Co. Inc. ...................                Capital Markets                  1,443,923              120,827,477
  Microsoft Corp. ............................                   Software                      9,891,270              278,637,076
a NAVTEQ .....................................                   Software                      1,579,080               50,467,397
  News Corp., A ..............................                     Media                      10,562,920              237,982,588
a Oracle Corp. ...............................                   Software                      6,656,470              109,365,802
  Pfizer Inc. ................................                Pharmaceuticals                  3,514,890               87,731,654
  Pitney Bowes Inc. ..........................        Commercial Services & Supplies           1,033,730               49,319,258
  R. R. Donnelley & Sons Co. .................        Commercial Services & Supplies           3,604,020              130,393,444
a Reliant Energy Inc. ........................              Electric Utilities                 2,995,810               50,659,147
  TECO Energy Inc. ...........................                Multi-Utilities                  2,301,100               38,589,447
a Tellabs Inc. ...............................           Communications Equipment              5,596,210               58,648,281
a Tenet Healthcare Corp. .....................       Health Care Providers & Services         15,175,520              103,648,802
  Time Warner Inc. ...........................                     Media                       6,856,040              139,520,414
  Torchmark Corp. ............................                   Insurance                     1,557,920               99,582,246
a Viacom Inc., B .............................                     Media                         131,780                5,144,691
  Willis Group Holdings Ltd. .................                   Insurance                     1,422,700               56,481,190
                                                                                                                  ---------------
                                                                                                                    3,258,878,332
                                                                                                                  ---------------
  TOTAL COMMON STOCKS AND OTHER EQUITY
   INTERESTS (COST $6,854,959,731) ...........                                                                      9,070,359,001
                                                                                                                  ---------------
  PREFERRED STOCKS 1.0%
  BRAZIL 0.4%
  Companhia Vale do Rio Doce, ADR,
   pfd., A ...................................                Metals & Mining                  1,263,000               37,321,650
                                                                                                                  ---------------
  SOUTH KOREA 0.2%
  Samsung Electronics Co. Ltd., pfd. .........   Semiconductors & Semiconductor Equipment         51,772               23,966,337
                                                                                                                  ---------------
  UNITED STATES 0.4%
  XL Capital Ltd., 6.50%, cvt. pfd. ..........                   Insurance                     1,706,700               40,114,277
                                                                                                                  ---------------
  TOTAL PREFERRED STOCKS
   (COST $49,377,879) ........................                                                                        101,402,264
                                                                                                                  ---------------


20 | Semiannual Report

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                 INDUSTRY                  PRINCIPAL AMOUNT C          VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS & NOTES 0.5%
  AUSTRALIA 0.1%
  New South Wales Treasury Corp.,
   8.00%, 3/01/08 ............................      Government and Agency Securities          17,170,000 AUD      $    13,758,468
  CANADA 0.1%
  Government of Canada,
   6.00%, 6/01/11 ............................      Government and Agency Securities           8,030,000 CAD            7,413,438
  SWEDEN 0.1%
  Government of Sweden,
   5.50%, 10/08/12 ...........................      Government and Agency Securities          48,680,000 SEK            7,551,459
  UNITED STATES 0.2%
  Federal Home Loan Mortgage Corp.,
   5.50%, 12/01/35 ...........................      Government and Agency Securities          22,344,272               22,193,191
                                                                                                                  ---------------
  TOTAL BONDS & NOTES
   (COST $42,463,318) ........................                                                                         50,916,556
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS
   (COST $6,946,800,928) .....................                                                                      9,222,677,821
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS 6.2%
  GOVERNMENT AND AGENCY SECURITIES 5.9%
  UNITED STATES 5.9%
d Federal Home Loan Bank,
   3/01/07 - 4/25/07 .........................                                               216,708,000              216,446,892
d Federal Home Loan Mortgage Corp.,
   3/30/07 - 8/31/07 .........................                                               157,225,000              155,199,902
d Federal National Mortgage Association,
   3/22/07 - 7/11/07 .........................                                               210,075,000              207,288,325
                                                                                                                  ---------------
  TOTAL GOVERNMENT AND AGENCY SECURITIES
   (COST $578,882,078) .......................                                                                        578,935,119
                                                                                                                  ---------------
  TIME DEPOSIT (COST $26,782,797) 0.3%
  UNITED KINGDOM 0.3%
  Barclays Bank PLC, Time Deposit,
   3.75%, 3/01/07 ............................                                                20,310,000               26,782,797
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS
   (COST $605,664,875) .......................                                                                        605,717,916
                                                                                                                  ---------------


                                                          Semiannual Report | 21

Templeton World Fund
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $7,552,465,803)
   100.0% ....................................                                                                    $ 9,828,395,737
OTHER ASSETS, LESS LIABILITIES
   0.0% e ....................................                                                                          3,315,800
                                                                                                                  ---------------
NET ASSETS 100.0% ............................                                                                    $ 9,831,711,537
                                                                                                                  ===============

CURRENCY ABBREVIATIONS

AUD   -  Australian Dollar
CAD   -  Canadian Dollar
SEK   -  Swedish Krona

PORTFOLIO ABBREVIATIONS

ADR -    American Depository Receipt
GDR   -  Global Depository Receipt

a     Non-income producing for the twelve months ended February 28, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Directors. At February 28, 2007, the aggregate value of this security was $106,320, representing less than 0.01% of net assets.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d     The security is traded on a discount basis with no stated coupon rate.

e     Rounds to less than 0.1% of net assets.


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (unaudited)

Assets:
 Investments in securities:
  Cost ......................................................................   $7,552,465,803
                                                                                ==============
  Value .....................................................................   $9,828,395,737
 Cash .......................................................................           30,361
 Foreign currency, at value (cost $13,922,859) ..............................       14,278,944
 Receivables:
  Investment securities sold ................................................       91,691,898
  Capital shares sold .......................................................        5,465,276
  Dividends and interest ....................................................       18,776,293
                                                                                --------------
        Total assets ........................................................    9,958,638,509
                                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................      103,534,960
  Capital shares redeemed ...................................................        9,220,903
  Affiliates ................................................................        9,121,980
 Deferred tax ...............................................................        4,123,441
 Accrued expenses and other liabilities .....................................          925,688
                                                                                --------------
        Total liabilities ...................................................      126,926,972
                                                                                --------------
           Net assets, at value .............................................   $9,831,711,537
                                                                                ==============
Net assets consist of:
 Paid-in capital ............................................................   $7,091,592,363
 Distributions in excess of net investment income ...........................       (8,337,995)
 Net unrealized appreciation (depreciation) .................................    2,272,285,621
 Accumulated net realized gain (loss) .......................................      476,171,548
                                                                                --------------
           Net assets, at value .............................................   $9,831,711,537
                                                                                ==============
CLASS A:
 Net assets, at value .......................................................   $9,153,800,649
                                                                                ==============
 Shares outstanding .........................................................      472,713,373
                                                                                ==============
 Net asset value per share a ................................................   $        19.36
                                                                                ==============
 Maximum offering price per share (net asset value per share / 94.25%) ......   $        20.55
                                                                                ==============
CLASS B:
 Net assets, at value .......................................................   $   65,627,680
                                                                                ==============
 Shares outstanding .........................................................        3,437,893
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $        19.09
                                                                                ==============
CLASS C:
 Net assets, at value .......................................................   $  441,488,345
                                                                                ==============
 Shares outstanding .........................................................       23,438,900
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $        18.84
                                                                                ==============
ADVISOR CLASS:
 Net assets, at value .......................................................   $  170,794,863
                                                                                ==============
 Shares outstanding .........................................................        8,822,115
                                                                                ==============
 Net asset value and maximum offering price per share a .....................   $        19.36
                                                                                ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton World Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2007 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $3,264,743) .................................   $  67,601,679
 Interest (net of foreign taxes of $1,068) ......................................      10,666,955
                                                                                    -------------
    Total investment income .....................................................      78,268,634
                                                                                    -------------
Expenses:
 Management fees (Note 3a) ......................................................      29,239,155
 Administrative fees (Note 3b) ..................................................       3,720,198
 Distribution fees (Note 3c)
  Class A .......................................................................      10,473,723
  Class B .......................................................................         329,830
  Class C .......................................................................       2,129,624
 Transfer agent fees (Note 3e) ..................................................       4,101,425
 Custodian fees (Note 4) ........................................................       1,144,538
 Reports to shareholders ........................................................         243,692
 Registration and filing fees ...................................................         132,270
 Professional fees ..............................................................          95,804
 Directors' fees and expenses ...................................................         114,674
 Other ..........................................................................          91,395
                                                                                    -------------
    Total expenses ..............................................................      51,816,328
    Expense reductions (Note 4) .................................................         (52,438)
                                                                                    -------------
        Net expenses ............................................................      51,763,890
                                                                                    -------------
           Net investment income ................................................      26,504,744
                                                                                    -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................................................     650,503,778
  Foreign currency transactions .................................................         201,218
                                                                                    -------------
        Net realized gain (loss) ................................................     650,704,996
                                                                                    -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................................     221,860,421
  Translation of assets and liabilities denominated in foreign currencies .......         505,083
 Change in deferred taxes on unrealized appreciation ............................      (2,382,403)
                                                                                    -------------
        Net change in unrealized appreciation (depreciation) ....................     219,983,101
                                                                                    -------------
Net realized and unrealized gain (loss) .........................................     870,688,097
                                                                                    -------------
Net increase (decrease) in net assets resulting from operations .................   $ 897,192,841
                                                                                    =============


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           ------------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                           FEBRUARY 28, 2007      YEAR ENDED
                                                                                              (UNAUDITED)       AUGUST 31, 2006
                                                                                           ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $   26,504,744     $  127,921,676
  Net realized gain (loss) from investments and foreign currency transactions ...........       650,704,996        817,124,996
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes ........       219,983,101        268,480,507
                                                                                             ---------------------------------
        Net increase (decrease) in net assets resulting from operations .................       897,192,841      1,213,527,179
                                                                                             ---------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .............................................................................      (152,059,623)      (113,657,465)
    Class B .............................................................................          (456,095)          (511,468)
    Class C .............................................................................        (3,266,716)        (3,071,088)
    Advisor Class .......................................................................        (2,267,081)                --
  Net realized gains:
    Class A .............................................................................      (709,186,552)      (728,163,128)
    Class B .............................................................................        (5,376,341)        (5,616,433)
    Class C .............................................................................       (34,907,854)       (33,125,852)
    Advisor Class .......................................................................        (9,384,023)                --
                                                                                             ---------------------------------
 Total distributions to shareholders ....................................................      (916,904,285)      (884,145,434)
                                                                                             ---------------------------------
 Capital share transactions: (Note 2)
    Class A .............................................................................       547,584,795        327,934,519
    Class B .............................................................................         1,021,772          1,705,170
    Class C .............................................................................        34,085,582         42,156,042
    Advisor Class .......................................................................       138,101,153         29,068,862
                                                                                             ---------------------------------
 Total capital share transactions .......................................................       720,793,302        400,864,593
                                                                                             ---------------------------------
 Redemption fees ........................................................................             9,430             15,447
                                                                                             ---------------------------------
        Net increase (decrease) in net assets ...........................................       701,091,288        730,261,785
Net assets:
 Beginning of period ....................................................................     9,130,620,249      8,400,358,464
                                                                                             ---------------------------------
 End of period ..........................................................................    $9,831,711,537     $9,130,620,249
                                                                                             ---------------------------------
Distributions in excess of net investment income/undistributed net investment income included in net assets:
 End of period ..........................................................................    $   (8,337,995)    $  123,206,776
                                                                                             =================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds, Inc. is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (the Fund) included in this report is diversified. The financial statements of the remaining fund in the series are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective May 15, 2006, the Fund began offering shares of, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, government securities, and other mortgage-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of


26 | Semiannual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                          Semiannual Report | 27

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by Templeton Funds, Inc. are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of Templeton Funds, Inc. Fund specific expenses are charged directly to the fund that incurred the expense.


28 | Semiannual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2007, there were 3.9 billion shares of Templeton Funds, Inc. authorized ($1.00 par value) of which 1.2 billion shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                          ----------------------------------------------------------------------
                                                 SIX MONTHS ENDED                          YEAR ENDED
                                                 FEBRUARY 28, 2007                       AUGUST 31, 2006
                                          ----------------------------------------------------------------------
                                             SHARES           AMOUNT                SHARES             AMOUNT
                                          ----------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................     23,115,889     $   450,704,951         39,650,953     $   731,462,247
 Shares issued in reinvestment of
  distributions ......................     41,168,539         778,282,904         44,291,032         757,639,656
 Shares redeemed .....................    (34,964,981)       (681,403,060)       (62,740,724)     (1,161,167,384)
                                          ----------------------------------------------------------------------
 Net increase (decrease) .............     29,319,447     $   547,584,795         21,201,261     $   327,934,519
                                          ======================================================================
CLASS B SHARES:
 Shares sold .........................         94,783     $     1,805,929            296,643     $     5,345,855
 Shares issued in reinvestment of
  distributions ......................        271,889           5,069,215            317,115           5,347,259
 Shares redeemed .....................       (303,141)         (5,853,372)          (493,818)         (8,987,944)
                                          ----------------------------------------------------------------------
 Net increase (decrease) .............         63,531     $     1,021,772            119,940     $     1,705,170
                                          ======================================================================


                                                          Semiannual Report | 29

Templeton World Fund

2. CAPITAL STOCK (CONTINUED)

                                             ---------------------------------------------------------------
                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                   FEBRUARY 28, 2007                 AUGUST 31, 2006
                                             ---------------------------------------------------------------
                                               SHARES           AMOUNT            SHARES           AMOUNT
                                             ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold .........................        1,803,701     $  34,181,400        3,623,346     $  64,916,155
 Shares issued in reinvestment of
  distributions ......................        1,781,137        32,775,527        1,896,641        31,634,305
 Shares redeemed .....................       (1,729,758)      (32,871,345)      (3,013,990)      (54,394,418)
                                             ---------------------------------------------------------------
 Net increase (decrease) .............        1,855,080     $  34,085,582        2,505,997     $  42,156,042
                                             ===============================================================
ADVISOR CLASS SHARES a:
 Shares sold .........................        7,391,633     $ 142,116,119        1,634,015     $  29,087,093
 Shares issued in reinvestment of
  distributions ......................          238,492         4,537,616               --                --
 Shares redeemed .....................         (441,068)       (8,552,582)            (957)          (18,231)
                                             ---------------------------------------------------------------
 Net increase (decrease) .............        7,189,057     $ 138,101,153        1,633,058     $  29,068,862
                                             ===============================================================

a     For the period May 15, 2006 (effective date) to August 31, 2006.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                          AFFILIATION
-----------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.630%               Up to and including $1 billion
      0.615%               Over $1 billion, up to and including $5 billion
      0.600%               Over $5 billion, up to and including $10 billion
      0.580%               Over $10 billion, up to and including $15 billion
      0.560%               Over $15 billion, up to and including $20 billion
      0.540%               In excess of $20 billion


30 | Semiannual Report

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Templeton Funds, Inc.'s average aggregate daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.150%              Up to and including $200 million
      0.135%              Over $200 million, up to and including $700 million
      0.100%              Over $700 million, up to and including $1.2 billion
      0.075%              In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ......................................................   0.25%
Class B ......................................................   1.00%
Class C ......................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ............................    $441,587
Contingent deferred sales charges retained ..............    $ 28,348

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $4,101,425, of which $2,547,428 was retained by Investor Services.


                                                          Semiannual Report | 31

Templeton World Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At February 28, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..................................    $7,559,818,905
                                                          ==============

Unrealized appreciation ..............................    $2,373,079,731
Unrealized depreciation ..............................      (104,502,899)
                                                          --------------
Net unrealized appreciation (depreciation) ...........    $2,268,576,832
                                                          ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2007, aggregated $1,589,773,734 and $2,094,411,112, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


32 | Semiannual Report

Templeton World Fund

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 33

Templeton World Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


34 | Semiannual Report

Templeton World Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 35

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                                 Michigan 7
Arizona                                 Minnesota 7
California 8                            Missouri
Colorado                                New Jersey
Connecticut                             New York 8
Florida 8                               North Carolina
Georgia                                 Ohio 7
Kentucky                                Oregon
Louisiana                               Pennsylvania
Maryland                                Tennessee
Massachusetts 7                         Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust (9)

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07
                                               Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON WORLD FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

102 S2007 04/07


























                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                        FEBRUARY 28, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER              INTERNATIONAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
             TEMPLETON FOREIGN FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report |

Contents

SHAREHOLDER LETTER .........................................................   1

SEMIANNUAL REPORT

Templeton Foreign Fund ....................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   27

Shareholder Information ...................................................   37

--------------------------------------------------------------------------------

Semiannual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of
2/28/07

Europe                                              49.8%
Asia                                                39.8%
Middle East & Africa                                 2.8%
Latin America                                        1.9%
North America                                        1.5%
Australia                                            0.9%
Short-Term Investments & Other Net Assets            3.3%

This semiannual report for Templeton Foreign Fund covers the period ended February 28, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Foreign Fund - Class A posted a +10.44% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which posted a +12.26% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 8. For the 10-year period ended February 28, 2007, Templeton Foreign Fund - Class A delivered a +128.92% cumulative total return, compared with the MSCI EAFE Index's +124.67% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The global economy remained solid during the six months under review, despite earlier concerns of a U.S.-led global slowdown. Gross domestic product growth accelerated in Europe underpinned by strong exports and internal demand, while it slowed in the U.S. mainly due to cooler activity in the housing and auto sectors.

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. As of 2/28/07, the Fund's Class A 10-year average annual total return not including sales charges was +8.63%, compared with the +8.43% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
U.K.                                                                       21.4%
--------------------------------------------------------------------------------
Japan                                                                      12.4%
--------------------------------------------------------------------------------
Hong Kong                                                                   7.6%
--------------------------------------------------------------------------------
South Korea                                                                 6.7%
--------------------------------------------------------------------------------
France                                                                      5.6%
--------------------------------------------------------------------------------
Germany                                                                     5.3%
--------------------------------------------------------------------------------
Taiwan                                                                      5.0%
--------------------------------------------------------------------------------
India                                                                       3.4%
--------------------------------------------------------------------------------
Italy                                                                       3.3%
--------------------------------------------------------------------------------
Netherlands                                                                 3.0%
--------------------------------------------------------------------------------

The economic drivers remained consistent with those of the past four years: strong corporate and consumer demand, reasonably low inflation, improving labor markets and a relatively moderate, though higher, interest rate environment. Overall, global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant and continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasury securities narrowed, and equity and commodity markets rose. A shift toward greater risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions throughout the period to hold the federal funds target rate at 5.25%, as well as with lower oil prices compared with the $77 per-barrel high reached in July 2006.

Narrowing corporate credit spreads globally indicated greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, almost double the record set in 2005 and 20 times greater than a decade ago. 3 The heightened merger activity continued in 2007.

With this economic backdrop, the non-U.S. equity markets -- including emerging markets that remained a major magnet for global fund flows -- led global equity markets to end the period with strong total returns. Stock market indexes in the U.S. and most European countries reached six-year highs during the reporting period, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs. As the period ended, however, equity prices fell from their highs as uncertainties about the U.S. economy and a decline in China's stock market led many investors to reassess their risk profiles.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain

2. Source: "Can M&A's 'Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Sources: Thomson Financial; "TPG tops buy-out league with $101bn," FINANCIAL TIMES, 12/27/06.


4 | Semiannual Report
list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

During the six months under review, the Fund benefited from its large allocations to Europe and Asia. On a country specific basis, China and Russia, which were not represented in the benchmark MSCI EAFE Index, were the leading contributors to relative performance, and the U.K. contributed the most to absolute returns.

On a sector basis, some of the Fund's most significant gains were from technology and telecommunications companies. 4 Five years ago, we avoided these sectors due to their high valuations. After they fell out of favor and endured several years of skepticism and poor performance, investors began to recognize that some of these companies were in solid financial shape, had low valuations and were rewarding investors with higher dividends. In 2005, consistent with our investment strategy, we began building positions in several technology and telecommunications companies as we believed valuations and expectations were low.

During the reporting period, the Fund's allocation to telecommunications stocks was more than twice that of the MSCI EAFE Index. Among our strongest performers were Telenor, China Mobile (sold during the reporting period) and Mobile Telesystems. Norway-based Telenor has operations as far-reaching as Hungary, Pakistan and Malaysia, and we believed the company's growth prospects, particularly for its overseas wireless assets, were overlooked and underappreciated by investors. Telenor's stock price rose 46% during the review period. China Mobile, the world's largest cellular phone operator, has steadily increased its subscriber lead over its local competitors each month. The company's shares rose 22% from the beginning of the reporting period to the time that we sold our investment in December 2006. Shares of Mobile Telesystems, Russia's second largest wireless telecom provider, rose more than 27% during the review period. Recently, the company announced a 10% stock buyback. During the reporting period, we purchased Singapore Telecommunications based on our assessment of its quality and market share dominance. Singapore Telecom's shares increased 25% since we began building our position in October 2006. We also found the growth prospects for its overseas operations attractive.

TOP 10 CONTRIBUTORS TO PERFORMANCE
9/1/06-2/28/07

--------------------------------------------------------------------------------
COMPANY
SECTOR/INDUSTRY, COUNTRY
--------------------------------------------------------------------------------
Mobile Telesystems, ADR
 WIRELESS TELECOMMUNICATION SERVICES, RUSSIA
--------------------------------------------------------------------------------
Qantas Airways Ltd.*
 AIRLINES, AUSTRALIA
--------------------------------------------------------------------------------
Vestas Wind Systems AS
 ELECTRICAL EQUIPMENT, DENMARK
--------------------------------------------------------------------------------
Siemens AG
 INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd., H
 OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR, pfd., A
 METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
Reliance Industries Ltd.
 OIL, GAS & CONSUMABLE FUELS, INDIA
--------------------------------------------------------------------------------
France Telecom SA
 DIVERSIFIED TELECOMMUNICATION SERVICES, FRANCE
--------------------------------------------------------------------------------
Gamesa Corp. Tecnologica SA, 144A
 ELECTRICAL EQUIPMENT, SPAIN
--------------------------------------------------------------------------------
Hana Financial Group Inc.
 COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------

*     Sold during the reporting period.

4. Technology holdings are in the computers and peripherals, electronic equipment and instruments, office electronics, semiconductors and semiconductor equipment, and software industries in the SOI. Telecommunications holdings are in the diversified telecommunication services and wireless telecommunication services industries in the SOI.


                                                           Semiannual Report | 5

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Commercial Banks                                                           14.7%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 9.7%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      7.1%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             6.5%
--------------------------------------------------------------------------------
Media                                                                       5.5%
--------------------------------------------------------------------------------
Insurance                                                                   4.9%
--------------------------------------------------------------------------------
Diversified Financial Services                                              4.3%
--------------------------------------------------------------------------------
Real Estate                                                                 4.1%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    3.7%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                                                     3.0%
--------------------------------------------------------------------------------

Specific technology companies that contributed to absolute Fund performance included Infineon Technologies and Lite-On Technology. Infineon's stock price rose 31% during the reporting period and Lite-On 25%.

In an environment of volatile oil prices, many of the energy-related companies represented in the MSCI EAFE Index performed poorly. However, not all of our energy investments corresponded directly to oil price performance. China Shenhua Energy, the only energy company in China to own a large-scale integrated transportation network including railways and ports sold at just 17 times earnings at period-end, despite sales growth of more than 20%. Shares of China Shenhua increased 43% during the reporting period. In the electrical equipment industry, our investment in Denmark-based alternative energy company Vestas Wind Systems, which is still modestly sized, rose nearly 66% in value.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

On a country basis, our investments in Japan detracted most from absolute and positive performance during the period mainly due to stock selection. For the six months under review, Mitsubishi UFJ Financial and Sumitomo Mitsui Financial underperformed not only the global markets but their financial peers as well. Investor concerns included the sustainability of the Japanese economic recovery and Japanese banks' lending and borrowing activities. Despite these companies' poor recent performance, our analysis indicates Japan's recovery is still on track and that economic activity is rebounding, which we think could benefit these companies. At period-end, following our investment strategy, we maintained positions in both companies as our outlook remained positive. Shares of Mitsubishi fell 9% and Sumitomo 14% during the reporting period.

In our view, some of the most undervalued stocks with the lowest investor expectations were large capitalization companies, many of which are well known. Large-cap companies are often not as responsive to market upturns as many of their smaller-sized counterparts, which is sometimes a drawback for


6 | Semiannual Report
investors focused on shorter-term returns. Many large-cap companies are components of widely followed indexes and considered "bid-proof," meaning that they would be unlikely takeover targets and, therefore, a premium is not priced into their shares on hopes for future acquisition. At period-end, several of these stocks were large Fund holdings such as BP, GlaxoSmithKline (GSK) and Vodafone. Although Vodafone's stock price rose 30% during the reporting period and was a strong contributor to absolute performance, GSK's stock price gained just over 1% during the period and contributed little to the Fund's absolute returns. In addition, BP was among the leading detractors from performance as its shares lost nearly 8% in value. Despite GSK's and BP's lackluster performances, at period-end, our outlook for them remained positive as we believed they were cheap by most statistical measures. Vodafone, GSK and BP have reduced the number of shares outstanding over the past three years. History shows that companies that have bought back shares have often outperformed when shares are cheap and capital discipline is employed -- which we believe is true for our three examples.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.


                                        /s/ Jeffrey A. Everett

[PHOTO OMITTED]

                                        Jeffrey A. Everett, CFA
                                        Portfolio Manager
                                        Templeton Foreign Fund

TOP 10 EQUITY HOLDINGS
2/28/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                                 3.3%
 REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group Inc.                                        3.2%
 COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         2.8%
 PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
British Sky Broadcasting Group PLC                                          2.5%
 MEDIA, U.K.
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group Inc.                                         2.3%
 COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
ING Groep NV                                                                2.3%
 DIVERSIFIED FINANCIAL SERVICES,
 NETHERLANDS
--------------------------------------------------------------------------------
Sanofi-Aventis                                                              2.2%
 PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, A & B                                                2.2%
 OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
KKR Private Equity Investors LP                                             2.0%
 DIVERSIFIED FINANCIAL SERVICES,
 GUERNSEY ISLANDS
--------------------------------------------------------------------------------
Siemens AG                                                                  2.0%
 INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------
CLASS A (SYMBOL: TEMFX)                        CHANGE     2/28/07    8/31/06
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.13      $13.66     $13.79
-----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
-----------------------------------------------------------------------------
Dividend Income                     $0.3033
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1273
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.0537
-----------------------------------------------------------------------------
      TOTAL                         $1.4843
-----------------------------------------------------------------------------
CLASS B (SYMBOL: TFRBX)                        CHANGE     2/28/07    8/31/06
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.10      $13.43     $13.53
-----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
-----------------------------------------------------------------------------
Dividend Income                     $0.2014
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1273
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.0537
-----------------------------------------------------------------------------
      TOTAL                         $1.3824
-----------------------------------------------------------------------------
CLASS C (SYMBOL: TEFTX)                        CHANGE     2/28/07    8/31/06
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.10      $13.46     $13.56
-----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
-----------------------------------------------------------------------------
Dividend Income                     $0.2020
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1273
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.0537
-----------------------------------------------------------------------------
      TOTAL                         $1.3830
-----------------------------------------------------------------------------
CLASS R (SYMBOL: TEFRX)                        CHANGE     2/28/07    8/31/06
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.13      $13.55     $13.68
-----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
-----------------------------------------------------------------------------
Dividend Income                     $0.2694
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1273
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.0537
-----------------------------------------------------------------------------
      TOTAL                         $1.4504
-----------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TFFAX)                  CHANGE     2/28/07    8/31/06
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.16      $13.61     $13.77
-----------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
-----------------------------------------------------------------------------
Dividend Income                     $0.3404
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1273
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.0537
-----------------------------------------------------------------------------
      TOTAL                         $1.5214
-----------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH               1-YEAR                 5-YEAR                    10-YEAR
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +10.44%              +15.37%                +88.19%                   +128.92%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +4.10%               +8.70%                +12.15%                     +7.99%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,410              $10,870                $17,739                    $21,571
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                               +8.38%                +11.43%                     +8.09%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    1.16%
------------------------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH               1-YEAR                 5-YEAR             INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +10.05%              +14.54%                +81.43%                   +117.74%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +6.08%              +10.54%                +12.40%                    +10.00%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,608              $11,054                $17,943                    $21,774
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +10.04%                +11.64%                    +10.15%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    1.91%
------------------------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH               1-YEAR                 5-YEAR                    10-YEAR
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   +9.95%              +14.42%                +81.24%                   +112.41%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               +8.96%              +13.42%                +12.63%                     +7.82%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $10,896              $11,342                $18,124                    $21,241
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +13.10%                +11.91%                     +7.92%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    1.90%
------------------------------------------------------------------------------------------------------------------------------
CLASS R                                    6-MONTH               1-YEAR                 5-YEAR              INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +10.26%              +15.05%                +85.97%                   +122.73%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +10.26%              +15.05%                +13.21%                     +8.34%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $11,026              $11,505                $18,597                    $22,273
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +14.72%                +12.47%                    +12.72%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    1.41%
------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH               1-YEAR                 5-YEAR                    10-YEAR
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +10.53%              +15.56%                +90.38%                   +133.97%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +10.53%              +15.56%                +13.74%                     +8.87%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $11,053              $11,556                $19,038                    $23,397
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +15.23%                +13.01%                     +8.97%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    0.91%
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06       VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,104.40              $6.00
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,019.09              $5.76
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,100.50              $9.90
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,015.37              $9.49
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,099.50              $9.84
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,015.42              $9.44
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,102.60              $7.30
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,017.85              $7.00
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,105.30              $4.70
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,020.33              $4.51
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.15%; B: 1.90%; C: 1.89%; R: 1.40%; and Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS

                                       -------------------------------------------------------------------------------------------
                                       SIX MONTHS
                                         ENDED
                                       FEBRUARY 28,
                                           2007                                   YEAR ENDED AUGUST 31,
CLASS A                                (UNAUDITED)            2006            2005            2004            2003            2002
                                       -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period   $     13.79     $     12.86     $     10.75     $      9.60     $      8.82     $      9.69
                                       -------------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...........          0.04            0.27            0.21            0.17            0.15            0.15

 Net realized and unrealized
  gains (losses) ...................          1.31            1.54            2.15            1.17            0.77           (0.77)
                                       -------------------------------------------------------------------------------------------
Total from investment operations ...          1.35            1.81            2.36            1.34            0.92           (0.62)
                                       -------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............         (0.30)          (0.21)          (0.23)          (0.19)          (0.14)          (0.25)

 Net realized gains ................         (1.18)          (0.67)          (0.02)             --              --              --
                                       -------------------------------------------------------------------------------------------
Total distributions ................         (1.48)          (0.88)          (0.25)          (0.19)          (0.14)          (0.25)
                                       -------------------------------------------------------------------------------------------
Redemption fees ....................            -- d            -- d            -- d            -- d            -- d            --
                                       -------------------------------------------------------------------------------------------
Net asset value, end of period .....   $     13.66     $     13.79     $     12.86     $     10.75     $      9.60     $      8.82
                                       ===========================================================================================

Total return c .....................         10.44%          15.08%          22.26%          14.03%          10.80%          (6.31)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $12,806,873     $14,139,061     $15,466,639     $13,067,977     $ 9,896,279     $ 8,325,977

Ratios to average net assets:

 Expenses ..........................          1.15% e,f       1.16% f         1.15% f         1.23% f         1.22%           1.16%

 Net investment income .............          0.60% e         2.09%           1.71%           1.58%           1.79%           1.63%

Portfolio turnover rate ............          9.66%          26.15% g        34.00%          25.32%          33.36%          34.15%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton Foreign Fund

                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                 FEBRUARY 28,
                                                     2007                                 YEAR ENDED AUGUST 31,
CLASS B                                           (UNAUDITED)            2006         2005         2004         2003         2002
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $  13.53         $  12.63     $  10.57     $   9.46     $   8.69     $   9.56
                                                 --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............        (0.01)            0.17         0.11         0.09         0.07         0.08

 Net realized and unrealized gains (losses) ...         1.29             1.52         2.12         1.15         0.79        (0.76)
                                                 --------------------------------------------------------------------------------
Total from investment operations ..............         1.28             1.69         2.23         1.24         0.86        (0.68)
                                                 --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................        (0.20)           (0.12)       (0.15)       (0.13)       (0.09)       (0.19)

 Net realized gains ...........................        (1.18)           (0.67)       (0.02)          --           --           --
                                                 --------------------------------------------------------------------------------
Total distributions ...........................        (1.38)           (0.79)       (0.17)       (0.13)       (0.09)       (0.19)
                                                 --------------------------------------------------------------------------------
Redemption fees ...............................           -- d             -- d         -- d         -- d         -- d         --
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ................     $  13.43         $  13.53     $  12.63     $  10.57     $   9.46     $   8.69
                                                 ================================================================================
Total return c ................................        10.05%           14.23%       21.30%       13.27%       10.00%       (7.07)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $228,332         $229,616     $230,901     $195,116     $138,026     $ 87,135

Ratios to average net assets:

 Expenses .....................................         1.90% e,f        1.91% f      1.90% f      1.98% f      1.97%        1.91%

 Net investment income (loss) .................        (0.15)% e         1.34%        0.96%        0.83%        1.04%        0.88%

Portfolio turnover rate .......................         9.66%           26.15% g     34.00%       25.32%       33.36%       34.15%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Foreign Fund

                                       ---------------------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED
                                       FEBRUARY 28,
                                           2007                                 YEAR ENDED AUGUST 31,
CLASS C                                (UNAUDITED)            2006           2005           2004           2003           2002
                                       ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period   $    13.56       $    12.65     $    10.59     $     9.47     $     8.69     $     9.55
                                       ---------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ....        (0.01)            0.18           0.11           0.09           0.08           0.08

 Net realized and unrealized gains
 (losses) ..........................         1.29             1.52           2.12           1.16           0.77          (0.76)
                                       ---------------------------------------------------------------------------------------
Total from investment operations ...         1.28             1.70           2.23           1.25           0.85          (0.68)
                                       ---------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............        (0.20)           (0.12)         (0.15)         (0.13)         (0.07)         (0.18)

 Net realized gains ................        (1.18)           (0.67)         (0.02)            --             --             --
                                       ---------------------------------------------------------------------------------------
Total distributions ................        (1.38)           (0.79)         (0.17)         (0.13)         (0.07)         (0.18)
                                       ---------------------------------------------------------------------------------------
Redemption fees ....................           -- d             -- d           -- d           -- d           -- d           --
                                       ---------------------------------------------------------------------------------------
Net asset value, end of period .....   $    13.46       $    13.56     $    12.65     $    10.59     $     9.47     $     8.69
                                       =======================================================================================

Total return c .....................         9.95%           14.31%         21.24%         13.29%          9.94%         (7.10)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $1,478,569       $1,490,648     $1,459,630     $1,188,885     $  900,811     $  793,143

Ratios to average net assets:

 Expenses ..........................         1.89% e,f        1.90% f        1.90% f        1.98% f        1.97%          1.91%

 Net investment income (loss) ......        (0.14)% e         1.35%          0.96%          0.83%          1.04%          0.88%

Portfolio turnover rate ............         9.66%           26.15% g       34.00%         25.32%         33.36%         34.15%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if appicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Foreign Fund

                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                            ENDED
                                         FEBRUARY 28,
                                             2007                                   YEAR ENDED AUGUST 31,
CLASS R                                   (UNAUDITED)            2006           2005           2004           2003         2002 h
                                         ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ..   $    13.68       $    12.77     $    10.68     $     9.56     $     8.81     $     9.30
                                         ----------------- ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..............         0.02             0.25           0.18           0.15           0.14           0.14

 Net realized and unrealized gains
 (losses) .............................         1.30             1.52           2.13           1.15           0.76          (0.63)
                                         ----------------------------------------------------------------------------------------
Total from investment operations ......         1.32             1.77           2.31           1.30           0.90          (0.49)
                                         ----------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ................        (0.27)           (0.19)         (0.20)         (0.18)         (0.15)            --

 Net realized gains ...................        (1.18)           (0.67)         (0.02)            --             --             --

                                         ----------------------------------------------------------------------------------------
Total distributions ...................        (1.45)           (0.86)         (0.22)         (0.18)         (0.15)            --
                                         ----------------------------------------------------------------------------------------
Redemption fees .......................           -- d             -- d           -- d           -- d           -- d           --
                                         ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $    13.55       $    13.68     $    12.77     $    10.68     $     9.56     $     8.81
                                         ========================================================================================

Total return c ........................        10.26%           14.88%         21.88%         13.76%         10.46%         (5.27)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....   $  206,711       $  218,355     $  178,473     $  114,301     $   55,346     $    5,641

Ratios to average net assets:

 Expenses .............................         1.40% e,f     1.41% f           1.40% f        1.48% f        1.47%          1.41% e

 Net investment income ................         0.35% e       1.84%             1.46%          1.33%          1.54%          1.38% e

Portfolio turnover rate ...............         9.66%        26.15% g          34.00%         25.32%         33.36%         34.15%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

h     For the period January 2, 2002 (effective date) to August 31, 2002.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Foreign Fund

                                         ----------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                         FEBRUARY 28,
                                             2007                                   YEAR ENDED AUGUST 31,
ADVISOR CLASS                             (UNAUDITED)            2006           2005           2004           2003           2002
                                         ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ..   $    13.77       $    12.85     $    10.75     $     9.59     $     8.81     $     9.69
                                         ----------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..............         0.06             0.32           0.25           0.20           0.17           0.17

 Net realized and unrealized gains
 (losses) .............................         1.30             1.51           2.12           1.17           0.77          (0.77)
                                         ----------------------------------------------------------------------------------------
Total from investment operations ......         1.36             1.83           2.37           1.37           0.94          (0.60)
                                         ----------------- ----------------------------------------------------------------------
Less distributions from:

 Net investment income ................        (0.34)           (0.24)         (0.25)         (0.21)         (0.16)         (0.28)

 Net realized gains ...................        (1.18)           (0.67)         (0.02)            --             --             --
                                         ----------------------------------------------------------------------------------------
Total distributions ...................        (1.52)           (0.91)         (0.27)         (0.21)         (0.16)         (0.28)
                                         ----------------------------------------------------------------------------------------
Redemption fees .......................           -- d             -- d           -- d           -- d           -- d           --
                                         ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $    13.61       $    13.77     $    12.85     $    10.75     $     9.59     $     8.81
                                         ========================================================================================

Total return c ........................        10.53%           15.31%         22.46%         14.39%         11.11%         (6.15)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....   $2,149,197       $2,176,785     $1,727,076     $  762,207     $  421,725     $  297,866

Ratios to average net assets:

 Expenses .............................         0.90% e,f      0.91% f          0.90% f        0.98% f        0.97%          0.91%

 Net investment income ................         0.85% e        2.34%            1.96%          1.83%          2.04%          1.88%

Portfolio turnover rate ...............         9.66%         26.15% g         34.00%         25.32%         33.36%         34.15%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                       SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.7%
  COMMON STOCKS AND OTHER EQUITY INTERESTS 95.1%
  AUSTRALIA 0.9%
  Alumina Ltd. .................................                 Metals & Mining                   19,351,930   $103,572,846
  Amcor Ltd. ...................................              Containers & Packaging                7,880,869     45,263,474
                                                                                                                ------------
                                                                                                                 148,836,320
                                                                                                                ------------
  BERMUDA 1.0%
  ACE Ltd. .....................................                    Insurance                       2,970,374    166,816,204
                                                                                                                ------------
  BRAZIL 0.8%
  Companhia de Saneamento Basico do
   Estado de Sao Paulo .........................                 Water Utilities                  940,240,850    125,709,826
  Contax Participacoes SA, ADR .................          Commercial Services & Supplies            6,861,122      6,180,025
                                                                                                                ------------
                                                                                                                 131,889,851
                                                                                                                ------------
  CHINA 2.2%
  China Shenhua Energy Co. Ltd., H .............           Oil, Gas & Consumable Fuels             90,534,714    229,897,061
  China Telecom Corp. Ltd., H ..................      Diversified Telecommunication Services      307,835,042    142,627,492
  Guangdong Electric Power Development
   Co. Ltd., B .................................   Independent Power Producers & Energy Traders        10,859          7,742
                                                                                                                ------------
                                                                                                                 372,532,295
                                                                                                                ------------
  DENMARK 0.7%
a Vestas Wind Systems AS .......................               Electrical Equipment                 2,615,841    121,490,455
                                                                                                                ------------
  FINLAND 1.8%
  UPM-Kymmene OYJ ..............................             Paper & Forest Products               11,437,285    298,192,491
                                                                                                                ------------
  FRANCE 5.6%
  Eutelsat Communications ......................                      Media                         6,362,598    135,686,777
  France Telecom SA ............................      Diversified Telecommunication Services       10,674,343    289,140,439
  Sanofi-Aventis ...............................                 Pharmaceuticals                    4,448,052    377,722,368
  Societe BIC SA ...............................          Commercial Services & Supplies              627,706     42,881,523
  Vinci SA .....................................            Construction & Engineering                746,934    103,246,644
                                                                                                                ------------
                                                                                                                 948,677,751
                                                                                                                ------------
  GERMANY 5.3%
  Celesio AG ...................................         Health Care Providers & Services           1,475,388     83,666,161
  Deutsche Post AG .............................             Air Freight & Logistics                5,455,505    175,105,343
a Infineon Technologies AG .....................     Semiconductors & Semiconductor Equipment       9,615,960    147,506,108
  Siemens AG ...................................             Industrial Conglomerates               3,239,925    341,481,214
  TUI AG .......................................          Hotels, Restaurants & Leisure             5,858,620    136,458,668
                                                                                                                ------------
                                                                                                                 884,217,494
                                                                                                                ------------
  GUERNSEY ISLANDS 2.0%
  KKR Private Equity Investors LP ..............          Diversified Financial Services           14,356,830    344,276,783
                                                                                                                ------------


18 | Semiannual Report

Templeton Foreign Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                     SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  HONG KONG 7.6%
  Cheung Kong (Holdings) Ltd. ........................                Real Estate                  46,032,459   $  564,561,026
  Hang Lung Group Ltd. ...............................                Real Estate                  37,377,522      122,362,098
  Hong Kong Electric Holdings Ltd. ...................             Electric Utilities              26,308,873      133,206,708
  Hutchison Whampoa Ltd. .............................          Industrial Conglomerates           30,502,257      290,464,190
  MTR Corp. Ltd. .....................................                Road & Rail                  37,463,901       98,922,219
  Yue Yuen Industrial Holdings Ltd. ..................      Textiles, Apparel & Luxury Goods       21,636,124       74,789,189
                                                                                                                --------------
                                                                                                                 1,284,305,430
                                                                                                                --------------
  INDIA 3.4%
  Gail India Ltd. ....................................               Gas Utilities                 19,954,680      128,026,657
b Gail India Ltd., GDR, 144A .........................               Gas Utilities                     31,782        1,223,455
  Hindustan Petroleum Corp. Ltd. .....................        Oil, Gas & Consumable Fuels          11,392,800       69,982,563
  Indian Oil Corp. Ltd. ..............................        Oil, Gas & Consumable Fuels           5,543,445       52,044,668
  Reliance Industries Ltd. ...........................        Oil, Gas & Consumable Fuels          10,524,413      323,244,190
                                                                                                                --------------
                                                                                                                   574,521,533
                                                                                                                --------------
  INDONESIA 0.0% c
  PT Indosat Tbk .....................................   Diversified Telecommunication Services     1,505,920          972,616
                                                                                                                --------------
  ISRAEL 1.3%
a Check Point Software Technologies Ltd. .............                  Software                    9,875,022      222,977,997
                                                                                                                --------------
  ITALY 3.3%
  Eni SpA ............................................        Oil, Gas & Consumable Fuels           8,195,030      251,011,203
  UniCredito Italiano SpA ............................              Commercial Banks               32,513,710      300,300,717
                                                                                                                --------------
                                                                                                                   551,311,920
                                                                                                                --------------
  JAPAN 12.4%
  EBARA Corp. ........................................                 Machinery                    2,898,000       13,617,924
  Hitachi Ltd. .......................................     Electronic Equipment & Instruments      10,179,585       71,070,149
a Konica Minolta Holdings Ltd. .......................             Office Electronics               7,874,668      101,047,492
  Makita Corp. .......................................             Household Durables               3,756,592      137,984,494
  Mitsubishi UFJ Financial Group Inc. ................              Commercial Banks                   32,178      394,598,457
  Nomura Holdings Inc. ...............................              Capital Markets                 8,702,592      188,472,124
  Shinsei Bank Ltd. ..................................              Commercial Banks               36,313,024      194,743,292
  Sompo Japan Insurance Inc. .........................                 Insurance                   12,510,376      168,216,318
  Sumitomo Mitsui Financial Group Inc. ...............              Commercial Banks                   54,824      533,380,406
  Sumitomo Rubber Industries Ltd. ....................              Auto Components                 1,974,500       23,505,894
  Takeda Pharmaceutical Co. Ltd. .....................              Pharmaceuticals                 3,713,444      255,506,766
                                                                                                                --------------
                                                                                                                 2,082,143,316
                                                                                                                --------------
  NETHERLANDS 3.0%
  ING Groep NV .......................................       Diversified Financial Services         9,125,835      389,336,034
  Reed Elsevier NV ...................................                   Media                      6,194,517      109,508,991
                                                                                                                --------------
                                                                                                                   498,845,025
                                                                                                                --------------
  NORWAY 0.6%
  Telenor ASA ........................................   Diversified Telecommunication Services     5,831,806      107,941,753
                                                                                                                --------------


                                                          Semiannual Report | 19

Templeton Foreign Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                    SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  PHILIPPINES 0.4%
  Philippine Long Distance Telephone
   Co. ...............................................     Wireless Telecommunication Services       1,508,170   $   73,671,173
  Philippine Long Distance Telephone
   Co., ADR ..........................................     Wireless Telecommunication Services          11,909          583,541
                                                                                                                 --------------
                                                                                                                     74,254,714
                                                                                                                 --------------
  RUSSIA 1.2%
  Mobile Telesystems, ADR ............................     Wireless Telecommunication Services       3,864,058      198,226,175
b Novolipetsk Steel, GDR, 144A .......................               Metals & Mining                    41,348        1,075,048
                                                                                                                 --------------
                                                                                                                    199,301,223
                                                                                                                 --------------
  SINGAPORE 2.0%
a Flextronics International Ltd. .....................      Electronic Equipment & Instruments      10,263,820      112,183,553
  Parkway Holdings Ltd. ..............................       Health Care Providers & Services          376,000          738,620
  Singapore Telecommunications Ltd. ..................    Diversified Telecommunication Services    69,647,824      144,974,508
  United Overseas Bank Ltd. ..........................               Commercial Banks                1,514,000       20,369,817
  Venture Corp. Ltd. .................................      Electronic Equipment & Instruments       7,169,633       64,821,033
                                                                                                                 --------------
                                                                                                                    343,087,531
                                                                                                                 --------------
  SOUTH AFRICA 1.5%
  Old Mutual PLC .....................................                  Insurance                   74,183,573      255,907,574
                                                                                                                 --------------
  SOUTH KOREA 6.7%
  Hana Financial Group Inc. ..........................               Commercial Banks                5,300,464      282,174,640
  Kookmin Bank .......................................               Commercial Banks                1,891,090      169,842,749
a KT Corp., ADR ......................................    Diversified Telecommunication Services     4,753,831      106,866,121
  POSCO ..............................................               Metals & Mining                   375,270      140,838,411
  Samsung Electronics Co. Ltd. .......................   Semiconductors & Semiconductor Equipment      411,084      248,271,326
  Shinhan Financial Group Co. Ltd. ...................               Commercial Banks                3,337,030      188,204,383
                                                                                                                 --------------
                                                                                                                  1,136,197,630
                                                                                                                 --------------
  SPAIN 2.7 %
b Gamesa Corp. Tecnologica SA, 144A ..................             Electrical Equipment              5,789,012      165,764,777
  Repsol YPF SA ......................................         Oil, Gas & Consumable Fuels           3,058,749       96,819,651
  Telefonica SA ......................................    Diversified Telecommunication Services     9,275,210      199,515,759
                                                                                                                 --------------
                                                                                                                    462,100,187
                                                                                                                 --------------
  SWEDEN 1.0%
a Husqvarna AB, B ....................................              Household Durables               4,992,742       77,074,717
  Securitas AB, B ....................................        Commercial Services & Supplies         5,593,146       83,307,702
a Securitas Systems AB, B ............................        Commercial Services & Supplies           674,440        2,218,416
                                                                                                                 --------------
                                                                                                                    162,600,835
                                                                                                                 --------------
  SWITZERLAND 1.3%
  Ciba Specialty Chemicals AG ........................                  Chemicals                    2,926,650      185,767,049
  Lonza Group AG .....................................                  Chemicals                      370,497       32,897,016
                                                                                                                 --------------
                                                                                                                    218,664,065
                                                                                                                 --------------

20|  Semiannual Report

Templeton Foreign Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                    SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  TAIWAN 5.0%
  Chunghwa Telecom Co. Ltd., ADR .....................    Diversified Telecommunication Services     10,401,987   $   200,654,329
d Compal Electronics Inc. ............................           Computers & Peripherals            200,758,437       167,546,987
  Lite-On Technology Corp. ...........................           Computers & Peripherals            113,950,841       157,319,430
  Mega Financial Holding Co. Ltd. ....................               Commercial Banks               168,795,000       111,641,260
  Taishin Financial Holdings Co. Ltd. ................               Commercial Banks               168,835,000        87,863,270
  Taiwan Semiconductor Manufacturing
   Co. Ltd. ..........................................   Semiconductors & Semiconductor Equipment    58,056,496       114,016,998
                                                                                                                  ---------------
                                                                                                                      839,042,274
                                                                                                                  ---------------
  THAILAND 0.0% c
  Advanced Info Service Public Co. Ltd.,
   fgn. ..............................................     Wireless Telecommunication Services        2,825,000         5,927,686
                                                                                                                  ---------------
  UNITED KINGDOM 21.4%
  Alliance Boots PLC .................................           Food & Staples Retailing            15,594,361       241,078,462
  Amvescap PLC .......................................               Capital Markets                 20,532,241       241,544,654
  Aviva PLC ..........................................                  Insurance                     9,492,271       152,019,833
  BP PLC .............................................         Oil, Gas & Consumable Fuels           23,940,783       245,474,118
a British Energy Group PLC ...........................              Electric Utilities               15,919,222       128,640,113
  British Sky Broadcasting Group PLC .................                    Media                      38,610,435       421,658,789
  Burberry Group PLC .................................       Textiles, Apparel & Luxury Goods         9,602,235       118,606,693
  Centrica PLC .......................................               Multi-Utilities                 26,732,570       195,815,598
  Compass Group PLC ..................................        Hotels, Restaurants & Leisure          33,308,392       197,621,070
  Electrocomponents PLC ..............................      Electronic Equipment & Instruments       18,659,023        96,338,417
  GlaxoSmithKline PLC ................................               Pharmaceuticals                 16,556,611       464,630,837
  Kingfisher PLC .....................................               Specialty Retail                21,669,576       106,753,087
  Pearson PLC ........................................                    Media                      16,245,349       251,370,941
  Reed Elsevier PLC ..................................                    Media                       1,522,996        17,720,516
  Royal Bank of Scotland Group PLC ...................               Commercial Banks                 5,038,808       198,148,137
  Royal Dutch Shell PLC, A ...........................         Oil, Gas & Consumable Fuels            4,470,826       145,615,269
  Royal Dutch Shell PLC, B ...........................         Oil, Gas & Consumable Fuels            6,900,096       222,748,522
  Vodafone Group PLC .................................     Wireless Telecommunication Services       57,214,084       158,531,321
                                                                                                                  ---------------
                                                                                                                    3,604,316,377
                                                                                                                  ---------------
  TOTAL COMMON STOCKS AND OTHER EQUITY
    INTERESTS (COST $11,423,425,293) .................                                                             16,041,349,330
                                                                                                                  ---------------
  PREFERRED STOCKS 1.6%
  BRAZIL 1.1%
  Companhia Vale do Rio Doce, ADR,
   pfd., A ...........................................               Metals & Mining                  6,436,782       190,206,908
                                                                                                                  ---------------
  UNITED STATES 0.5%
  XL Capital Ltd., 6.50%, cvt. pfd. ..................                  Insurance                     3,775,444        88,738,036
                                                                                                                  ---------------
  TOTAL PREFERRED STOCKS
    (COST $108,682,499) ..............................                                                                278,944,944
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS
    (COST $11,532,107,792) ...........................                                                             16,320,294,274
                                                                                                                  ---------------


                                                          Semiannual Report | 21

Templeton Foreign Fund

-----------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (COST $415,585,264) 2.5%
   GOVERNMENT AND AGENCY SECURITIES 2.5%
   UNITED STATES 2.5%
 e U.S. Treasury Bills, 3/8/07 - 5/24/07 .........   $417,092,000   $   415,641,694
                                                                    ---------------
   TOTAL INVESTMENTS (COST $11,947,693,056)
     99.2% .......................................                   16,735,935,968
   OTHER ASSETS, LESS LIABILITIES
     0.8% ........................................                      133,747,013
                                                                    ---------------
   NET ASSETS 100.0% .............................                  $16,869,682,981
                                                                    ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR -   American Depository Receipt
GDR -   Global Depository Receipt

a     Non-income producing for the twelve months ended February 28, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Directors. At February 28, 2007, the aggregate value of these securities was $168,063,280, representing 1.00% of net assets.

c     Rounds to less than 0.1% of net assets.

d     See Note 8 regarding holdings of 5% voting securities.

e     The security is traded on a discount basis with no stated coupon rate.


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Foreign Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................     $ 11,763,683,928
  Cost - Non-controlled affiliated issuers (Note 8) ......          184,009,128
                                                               ----------------
  Total cost of investments ..............................     $ 11,947,693,056
                                                               ================
  Value - Unaffiliated issuers ...........................     $ 16,568,388,981
  Value - Non-controlled affiliated issuers (Note 8) .....          167,546,987
                                                               ----------------
  Total value of investments .............................       16,735,935,968
 Foreign currency, at value (cost $24,091,255) ...........           23,430,307
 Receivables:
  Investment securities sold .............................          417,720,607
  Capital shares sold ....................................           11,495,475
  Dividends ..............................................           40,303,598
                                                               ----------------
        Total assets .....................................       17,228,885,955
                                                               ================
Liabilities:
 Payables:
  Investment securities purchased ........................          124,722,831
  Capital shares redeemed ................................          154,834,750
  Affiliates .............................................           21,578,362
 Funds advanced by custodian .............................           46,540,717
 Deferred tax ............................................            9,128,306
 Accrued expenses and other liabilities ..................            2,398,008
                                                               ----------------
        Total liabilities ................................          359,202,974
                                                               ----------------
           Net assets, at value ..........................     $ 16,869,682,981
                                                               ================
Net assets consist of:
 Paid-in capital .........................................     $ 11,185,802,891
 Distributions in excess of net investment income ........          (32,479,827)
 Net unrealized appreciation (depreciation) ..............        4,778,941,965
 Accumulated net realized gain (loss) ....................          937,417,952
                                                               ----------------
           Net assets, at value ..........................     $ 16,869,682,981
                                                               ================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton Foreign Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007 (unaudited)

CLASS A:
 Net assets, at value ................................................   $12,806,873,184
                                                                         ===============
 Shares outstanding ..................................................       937,510,133
                                                                         ===============
 Net asset value per share a .........................................   $         13.66
                                                                         ===============
 Maximum offering price per share (net asset value per share / 94.25%)   $         14.49
                                                                         ===============
CLASS B:
 Net assets, at value ................................................   $   228,332,188
                                                                         ===============
 Shares outstanding ..................................................        17,005,332
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         13.43
                                                                         ===============
CLASS C:
 Net assets, at value ................................................   $ 1,478,569,032
                                                                         ===============
 Shares outstanding ..................................................       109,883,478
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         13.46
                                                                         ===============
CLASS R:
 Net assets, at value ................................................   $   206,711,099
                                                                         ===============
 Shares outstanding ..................................................        15,254,271
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         13.55
                                                                         ===============
ADVISOR CLASS:
 Net assets, at value ................................................   $ 2,149,197,478
                                                                         ===============
 Shares outstanding ..................................................       157,855,122
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         13.61
                                                                         ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Foreign Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2007 (unaudited)

Investment Income
  Dividends (net of foreign taxes of $9,234,396) ........................   $   140,018,346
  Interest (net of foreign taxes of $981) ...............................        15,488,257
                                                                            ---------------
    Total investment income .............................................       155,506,603
                                                                            ---------------
Expenses:
 Management fees (Note 3a) ..............................................        52,666,471
 Administrative fees (Note 3b) ..........................................         6,846,701
 Distribution fees (Note 3c)
  Class A ...............................................................        17,015,359
  Class B ...............................................................         1,146,198
  Class C ...............................................................         7,356,005
  Class R ...............................................................           531,844
 Transfer agent fees (Note 3e) ..........................................        15,776,389
 Custodian fees (Note 4) ................................................         3,282,869
 Reports to shareholders ................................................           722,988
 Registration and filing fees ...........................................           170,641
 Professional fees ......................................................           126,814
 Directors' fees and expenses ...........................................           120,673
 Other ..................................................................           204,559
                                                                            ---------------
    Total expenses ......................................................       105,967,511
    Expense reductions (Note 4) .........................................           (50,319)
                                                                            ---------------
           Net expenses .................................................       105,917,192
                                                                            ---------------
              Net investment income .....................................        49,589,411
                                                                            ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................     1,368,251,581
  Foreign currency transactions .........................................       (22,166,206)
                                                                            ---------------
           Net realized gain (loss) .....................................     1,346,085,375
                                                                            ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................       390,608,531
  Translation of assets and liabilities denominated in foreign currencies        19,035,948
 Change in deferred taxes on unrealized appreciation (depreciation) .....        (5,561,142)
                                                                            ---------------
           Net change in unrealized appreciation (depreciation) .........       404,083,337
                                                                            ---------------
Net realized and unrealized gain (loss) .................................     1,750,168,712
                                                                            ---------------
Net increase (decrease) in net assets resulting from operations .........   $ 1,799,758,123
                                                                            ===============

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton Foreign Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      --------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                       FEBRUARY 28, 2007      YEAR ENDED
                                                                                           (UNAUDITED)      AUGUST 31, 2006
                                                                                       -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $     49,589,411    $    394,494,343
  Net realized gain (loss) from investments and foreign currency transactions .......      1,346,085,375       1,652,016,268
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies and deferred taxes .....        404,083,337         637,953,651
                                                                                        ------------------------------------
           Net increase (decrease) in net assets resulting from operations ..........      1,799,758,123       2,684,464,262
                                                                                        ------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .........................................................................       (299,791,210)       (253,734,049)
    Class B .........................................................................         (3,348,603)         (2,119,956)
    Class C .........................................................................        (21,736,194)        (13,844,588)
    Class R .........................................................................         (4,143,377)         (2,728,271)
    Advisor Class ...................................................................        (55,162,327)        (36,217,093)
  Net realized gains:
    Class A .........................................................................     (1,169,525,727)       (802,770,606)
    Class B .........................................................................        (19,803,461)        (12,149,229)
    Class C .........................................................................       (128,155,580)        (77,484,799)
    Class R .........................................................................        (18,212,091)        (10,001,196)
    Advisor Class ...................................................................       (191,844,251)       (100,722,059)
                                                                                        ------------------------------------
 Total distributions to shareholders ................................................     (1,911,722,821)     (1,311,771,846)
                                                                                        ------------------------------------
 Capital share transactions: (Note 2)
    Class A .........................................................................     (1,249,446,758)     (2,399,425,629)
    Class B .........................................................................           (334,065)        (18,175,997)
    Class C .........................................................................         (6,188,924)        (78,618,596)
    Class R .........................................................................        (10,543,428)         23,990,832
    Advisor Class ...................................................................         (6,369,361)        291,154,846
                                                                                        ------------------------------------
 Total capital share transactions ...................................................     (1,272,882,536)     (2,181,074,544)
                                                                                        ------------------------------------
 Redemption fees ....................................................................             64,980             128,909
                                                                                        ------------------------------------
          Net increase (decrease) in net assets .....................................     (1,384,782,254)       (808,253,219)
Net assets:
 Beginning of period ................................................................     18,254,465,235      19,062,718,454
                                                                                        ------------------------------------
 End of period ......................................................................   $ 16,869,682,981    $ 18,254,465,235
                                                                                        ====================================
 Distributions in excess of net investment income/undistributed net investment income included in net assets:
 End of period ......................................................................   $    (32,479,827)   $    302,112,473
                                                                                        ====================================


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds, Inc. is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (the Fund) included in this report is diversified. The financial statements of the remaining fund in the Series are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, government securities, and other mortgage-backed securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been


                                                          Semiannual Report | 27

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


28 | Semiannual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Templeton Funds, Inc. are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Templeton Funds, Inc. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                          Semiannual Report | 29

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2007, there were 3.9 billion shares of Templeton Funds, Inc. authorized ($1.00 par value) of which 2.7 billion shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                    ------------------------------------------------------------------
                                          SIX MONTHS ENDED                       YEAR ENDED
                                          FEBRUARY 28, 2007                   AUGUST 31, 2006
                                    ------------------------------------------------------------------
                                       SHARES           AMOUNT           SHARES             AMOUNT
                                    ------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ....................     71,393,749    $   974,437,964     216,085,137    $ 2,842,631,359
 Shares issued in reinvestment of
  distributions .................    100,987,449      1,329,657,198      78,800,085        961,174,308
 Shares redeemed in-kind (Note 9)             --                 --     (62,080,971)      (817,168,617)
 Shares redeemed ................   (260,065,186)    (3,553,541,920)   (410,315,316)    (5,386,062,679)
                                    ------------------------------------------------------------------
 Net increase (decrease) ........    (87,683,988)   $(1,249,446,758)   (177,511,065)   $(2,399,425,629)
                                    ==================================================================


30 | Semiannual Report

Templeton Foreign Fund

2. CAPITAL STOCK (CONTINUED)

                                     -----------------------------------------------------------
                                         SIX MONTHS ENDED                   YEAR ENDED
                                        FEBRUARY 28, 2007                AUGUST 31, 2006
                                     -----------------------------------------------------------
                                       SHARES         AMOUNT          SHARES           AMOUNT
                                     -----------------------------------------------------------
CLASS B SHARES:
 Shares sold ....................       256,100    $   3,364,082        548,959    $   7,026,083
 Shares issued in reinvestment of
  distributions .................     1,508,527       19,531,473      1,009,208       12,126,353
 Shares redeemed ................    (1,728,935)     (23,229,620)    (2,869,971)     (37,328,433)
                                     -----------------------------------------------------------
 Net increase (decrease) ........        35,692    $    (334,065)    (1,311,804)   $ (18,175,997)
                                     ===========================================================
CLASS C SHARES:
 Shares sold ....................     4,767,535    $  63,404,577     12,058,734    $ 155,458,202
 Shares issued in reinvestment of
  distributions .................     9,109,839      118,223,527      6,061,438       72,972,932
 Shares redeemed ................   (13,951,798)    (187,817,028)   (23,510,398)    (307,049,730)
                                     -----------------------------------------------------------
 Net increase (decrease) ........       (74,424)   $  (6,188,924)    (5,390,226)   $ (78,618,596)
                                     ===========================================================
CLASS R SHARES:
 Shares sold ....................     2,455,877    $  33,307,819      6,910,835    $  89,860,230
 Shares issued in reinvestment of
  distributions .................     1,623,638       21,199,822        979,656       11,880,876
 Shares redeemed ................    (4,790,752)     (65,051,069)    (5,906,216)     (77,750,274)
                                     -----------------------------------------------------------
 Net increase (decrease) ........      (711,237)   $ (10,543,428)     1,984,275    $  23,990,832
                                     ===========================================================
ADVISOR CLASS SHARES:
 Shares sold ....................    41,303,156    $ 558,311,273     66,863,336    $ 868,444,937
 Shares issued in reinvestment of
  distributions .................    11,533,843      151,283,581      7,077,282       86,203,392
 Shares redeemed ................   (53,045,145)    (715,964,215)   (50,305,892)    (663,493,483)
                                     -----------------------------------------------------------
 Net increase (decrease) ........      (208,146)   $  (6,369,361)    23,634,726    $ 291,154,846
                                     ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                          Semiannual Report | 31

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
          0.630%       Up to and including $1 billion
          0.615%       Over $1 billion, up to and including $5 billion
          0.600%       Over $5 billion, up to and including $10 billion
          0.580%       Over $10 billion, up to and including $15 billion
          0.560%       Over $15 billion, up to and including $20 billion
          0.540%       Over $20 billion, up to and including $25 billion
          0.530%       Over $25 billion, up to and including $30 billion
          0.520%       Over $30 billion, up to and including $35 billion
          0.510%       In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Templeton Funds, Inc.'s average aggregate daily net assets as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
          0.150%       Up to and including $200 million
          0.135%       Over $200 million, up to and including $700 million
          0.100%       Over $700 million, up to and including $1.2 billion
          0.075%       In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..........................................    0.25%
Class B ..........................................    1.00%
Class C ..........................................    1.00%
Class R ..........................................    0.50%


32 | Semiannual Report

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions
 paid to unaffiliated broker/dealers .............................   $313,815
Contingent deferred sales charges retained .......................   $192,911

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $15,776,389, of which $6,669,404 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2006, the Fund had remaining tax basis capital losses of $21,118,208 from the merged Fiduciary International Equity Fund, Templeton Latin America Fund, Templeton Pacific Growth Fund, and Victory International Fund, which may be carried over to offset future capital gains, subject to certain limitations. At August 31, 2006, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008 ................................................   $ 4,255,356
2009 ................................................     4,573,249
2010 ................................................    10,015,528
2011 ................................................     2,274,075
                                                        -----------
                                                        $21,118,208
                                                        ===========

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2006, the Fund deferred realized currency losses of $4,043,016.


                                                          Semiannual Report | 33

Templeton Foreign Fund

5. INCOME TAXES (CONTINUED)

At February 28, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments                                       $11,957,314,033
                                                          ===============

Unrealized appreciation                                   $ 4,886,683,499
Unrealized depreciation                                      (108,061,564)
                                                          ---------------
Net unrealized appreciation (depreciation)                $ 4,778,621,935
                                                          ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2007, aggregated $1,672,602,012 and $4,513,964,206 respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the period ended February 28, 2007 were as shown below.

---------------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF                                  NUMBER OF
                              SHARES HELD                                SHARES HELD      VALUE                        REALIZED
                             AT BEGINNING     GROSS           GROSS        AT END        AT END        INVESTMENT      CAPITAL
NAME OF ISSUER                  OF YEAR     ADDITIONS      REDUCTIONS     OF PERIOD     OF PERIOD        INCOME       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Compal Electronics Inc. ...    200,758,437       --             --       200,758,437   $167,546,987   $         --   $         --
                                                                                       ==========================================
                      TOTAL AFFILIATED SECURITIES (0.99% of Net Assets)


34 | Semiannual Report

Templeton Foreign Fund

9. REDEMPTION IN-KIND

During the year ended August 31, 2006, the Fund realized $143,266,830 of net gains resulting from redemptions in-kind in which shareholders redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 35

Templeton Foreign Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


36 | Semiannual Report

Templeton Foreign Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 37

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                          Michigan 7
Arizona                          Minnesota 7
California 8                     Missouri
Colorado                         New Jersey
Connecticut                      New York 8
Florida 8                        North Carolina
Georgia                          Ohio 7
Kentucky                         Oregon
Louisiana                        Pennsylvania
Maryland                         Tennessee
Massachusetts 7                  Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
 Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON FOREIGN FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


104 S2007 04/07



















ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)  (1)   The Registrant has an audit committee financial expert serving on its audit committee.

     (2)   The audit committee financial experts are David W. Niemiec and Frank
           A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.    N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS, INC.


By  /s/JIMMY D. GAMBILL
    ------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/JIMMY D. GAMBILL
    ------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007


By  /s/GALEN G. VETTER
    ------------------------
    Galen G. Vetter
    Chief Financial Officer
    Date:  April 26, 2007